Exhibit 10.28

                  2003 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN
                                       OF
                         HUMAN PHEROMONE SCIENCES, INC.

     1. PURPOSES OF THE PLAN

         The purposes of the 2003 Nonemployee Directors Stock Option Plan of Human Pheromone Sciences, Inc., a California corporation, are: (a) to encourage Nonemployee Directors to accept or continue their association with the Company; and (b) to increase their interest in the Company's success through participation in the growth in value of the Common Stock of the Company. Options granted hereunder shall be "Nonstatutory Options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended.

     2. DEFINITIONS

         As used herein, the following definitions shall apply:

         (a) "Administrator" shall mean the entity, either the Board or a committee appointed by the Board, responsible for administering this Plan, as provided in Section 5.

         (b) "Affiliate" shall mean a parent or subsidiary corporation as defined in the applicable provisions of the Code.

         (c) "Annual Option" shall have the meaning set forth in Section 6(b).

         (d) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

         (e) "Change in Control" shall mean the occurrence of any one of the following:

     (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, an Affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the

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Company's then outstanding securities;

     (ii) the solicitation of proxies (within the meaning of Rule 14a-1(k) under the Exchange Act and any successor rule) resulting in the election of directors constituting a majority of the board of directors of the Company who were not candidates proposed by a majority of the Board in office prior to the time of such election; or

     (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 50% or more of the assets of the Company, or any merger or reorganization of the Company, whether or not another entity is the survivor, or other transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the shares of the Company outstanding after the transaction.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Common Stock" shall mean the Common Stock of the Company.

         (h) "Company" shall mean Human Pheromone Sciences, Inc, a California corporation.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

         (j) "Fair Market Value" shall mean, as of the date in question, the last transaction price quoted by the Nadsaq Stock Market or on another established stock exchange or quoted on any established interdealer quotation or bulletin board system, on the date of grant; provided, however, that if the Common Stock is not so traded or the foregoing shall otherwise be inappropriate, then the Fair Market Value shall be determined by the Administrator in good faith at its sole discretion and on such basis as it shall deem appropriate. Such determination shall be conclusive and binding on all persons.

         (k) "Initial Option" shall have the meaning set forth in Section 6(a).

         (l) "Nonemployee Director" shall mean any person who is a member of the Board but is not an employee of the Company or any Parent or Subsidiary of the Company and has not been an employee of the Company or any Parent or Subsidiary of the Company at any time during the preceding 12 months.

         (m) "Option" shall mean a stock option granted pursuant to this Plan.

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         (n) "Option  Agreement" shall mean the written  agreement  described in
Section 6(c) evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

         (o) "Option Shares" shall mean the Shares subject to an Option granted under this Plan.

         (p) "Optionee" shall mean a Nonemployee Director who holds an Option.

         (q) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (r) "Plan" shall mean this 2003 Nonemployee Directors Stock Option Plan of Human Pheromone Sciences, Inc., as it may be amended from time to time.

         (s) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission, or any successor rule thereto.

         (t) "Section" unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

         (u) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 7(a).

         (v) "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, within the meaning of Section 424(f) of the Code, but only for so long as it is a "subsidiary corporation".

     3. ELIGIBLE PERSONS

         Every person who at the date of grant of an Option is a Nonemployee Director is eligible to receive Options under this Plan and only Nonemployee Directors may receive Options under this Plan.

     4. STOCK SUBJECT TO THIS PLAN

         (a) Subject to Section 7(a) of this Plan, the maximum aggregate number of Shares which may be issued on exercise of Options granted pursuant to this Plan is 300,000 Shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 300,000

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share limitation. If any Option terminates or expires without being exercised in full, the shares issuable under such Option shall again be available for issuance in connection with other Options. If shares of Common Stock issued pursuant to an Option are repurchased by the Company, such Common Stock shall not again be available for issuance in connection with Options. To the extent the number of shares of Common Stock issued pursuant to an Option is reduced to satisfy withholding tax obligations, the number of shares withheld to satisfy the withholding tax obligations shall not be available for later grant under the Plan.

         (b) An Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the issuance (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of a stock certificate evidencing such Shares. Subject to Section 7(a), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

     5. ADMINISTRATION

         (a) This Plan shall be administered by the Board, or by a committee (the "Committee") of at least two Board members who are Nonemployee Directors to which administration of the Plan is delegated (in either case, the "Administrator"), in accordance with the requirements of Rule 16b-3.

         (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its sole discretion: (i) to determine the Fair Market Value of the Shares subject to Option; (ii) to interpret this Plan; (iii) to prescribe, amend and rescind rules and regulations relating to this Plan;
(iv) to defer (with the consent of the Optionee) or accelerate the exercise date of any Option; (v) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (vi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

         (c) All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determination shall be final and binding on all persons.

     6. GRANT OF OPTIONS

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         (a) Grant for Initial Election or Appointment to Board.  Subject to the
terms and conditions of this Plan, beginning at any time after the Company's 2003 Annual Stockholder's meeting if any person who qualifies as a Nonemployee Director as defined herein is first elected or appointed as a member of the Board, then the Company shall grant to such Nonemployee Director on such day an Option to purchase 20,000 Shares ("Initial Option") at an exercise price equal to the Fair Market Value of such Shares on the date of such Initial Option grant, subject to the limitation of Section 7(i).

         (b) Grant for Re-election to Board. Subject to the terms and conditions of this Plan, on the date of the first meeting of the Board immediately following each annual meeting of stockholders of the Company beginning with the Company's 2003 Annual Stockholders Meeting (even if held on the same day as the meeting of stockholders) the Company shall grant to each Nonemployee Director then in office for longer than six months, an Option to purchase 20,000 shares (the "Annual Option") at an exercise price equal to the Fair Market Value of such Shares.

         (c) Optional Grants. Subject to the terms and conditions of this Plan, the Administrator, at its sole discretion, may grant an Option to purchase shares of the Company's Common Stock at an exercise price equal to the Fair Market Value of such Shares to any Nonemployee Director from time to time. Nothing in this Section shall confer upon any Nonemployee Director any right to receive any additional Options other than the Initial Option and the Annual Option.

         (d) No Option shall be granted under this Plan after seven years from the date of adoption of this Plan by the Board. Each Option shall be evidenced by a written Option Agreement, in form and substance satisfactory to the Company, executed by the Company and the Optionee. Failure by the Company, the Nonemployee Director, or both to execute an Option Agreement shall not invalidate the granting of an Option; however, the Option may not be exercised until the Option Agreement has been executed by both parties.

     7. TERMS AND CONDITIONS OF OPTIONS

         Each Option granted under this Plan shall be subject to the terms and conditions set forth in this Section 7.

         (a) Changes in Capital Structure. Subject to subsection 7(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation, or reorganization, appropriate adjustments shall be made in: (i) the number and class of shares of stock subject to this Plan and each Option outstanding

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under  this  Plan;  and (ii) the  exercise  price  of each  outstanding  Option;
provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be subject to approval by the Administrator in its sole discretion.

         (b) Time of Option Exercise. Subject to the other provisions of this Plan, each Option shall be for a term of seven years. Each Option shall become exercisable with respect to one-twelfth of the number of Shares covered by such Option on the first day of each month following the date of grant, so that such Option shall be fully exercisable twelve months after the first day of the month following the date of grant.

         (c) Limitation on Other Grants. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a), 6(b) and 6(c).

         (d) Nonassignability of Option Rights. Unless determined otherwise by the Administrator in its absolute discretion, no Option shall be assignable or otherwise transferable by the Optionee, except by will or the laws of descent and distribution, and during the life of an Optionee, an Option shall be exercisable only by the Optionee.

         (e) Payment. Except as provided below, payment in full, in cash, shall be made for all Option Shares purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in its absolute discretion, may authorize (i) delivery by the Optionee of Common Stock already owned by the Optionee for all or part of the Option price, provided the Fair Market Value of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the Optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock, (ii) the consideration to be received by the Company under a "cashless exercise/sale" procedure or program implemented or approved by the Company in connection with the Plan, and (iii) any other consideration and method of payment to the extent permitted under the California Corporation Code.

         (f) Termination as Director. Unless determined otherwise by the Administrator in its absolute discretion, to the extent not already expired or exercised, an Option shall terminate at the earlier of: (i) the expiration of the term of the Option; or (ii) three months after the last day served by the Optionee as a director of the Company;

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provided,  that an Option shall be exercisable  after the date of termination of service as a director only to the extent exercisable on the date of termination; and provided further, that if an Optionee dies or suffers a "disability" (as determined in accordance with Section 22(e)(3) of the Code) while serving as a director (or, in the event of death, within the period that the Option remains exercisable after termination of service as a director), the Optionee, or the Optionee's personal representative (or any other person who acquires the Option from the Optionee by will or the applicable laws of descent and distribution), may at any time within 12 months after the termination of service as a director (or such lesser period as is specified in the Option Agreement but in no event after the expiration of the term of the Option), exercise the rights to the extent they were exercisable on the date of the termination.

         (g) Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Administrator may prescribe), the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion, an Optionee shall be permitted to elect, by means of a form of election to be prescribed by the Administrator, to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the Optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of withholding taxes due. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

         (h) Option Term. Each Option shall expire seven years after the date of grant.

     8. EFFECT OF CHANGE IN CONTROL.

         In the event of a "Change in Control," any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

     9. MANNER OF EXERCISE

         (a) An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 7(e) and, if required, by payment of any federal or state withholding or employment taxes required to be withheld due to exercise of the Option. The date the Company receives written notice of an exercise accompanied by payment of

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the exercise price and any required  federal or state  withholding or employment taxes will be considered as the date such Option was exercised. Unless otherwise provided by the Administrator, Options may be exercised only twice in any calendar year.

         (b) Promptly after the date an Option is exercised, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Optionee or transferee of an Optionee shall not have any privileges as a stockholder with respect to any Common Stock covered by the Option until the date of issuance of a stock certificate.

     10. NO RIGHT TO DIRECTORSHIP

         Neither this Plan nor any Option shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Certificate of Incorporation, as amended, and Bylaws, as amended, relating to the election, appointment, terms of office, and removal of members of the Board.

     11. LEGAL REQUIREMENTS

         The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the Shares covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the Shares covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

     12. AMENDMENTS TO PLAN

         The Board may amend this Plan at any time. Without the consent of an Optionee, no amendment may adversely affect outstanding Options. No amendment shall

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require   stockholder   approval  unless  the  Board  otherwise  concludes  that
stockholder approval is advisable.

     13. TERM

         This Plan shall become effective upon adoption by the Board of Directors. This Plan shall terminate seven years after adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan at any time. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.


Adopted by the Board of Directors:  June 25, 2003

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